SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 5, 2003

SYSTEMONE TECHNOLOGIES INC.

(Exact name of Company as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

000-21325	65-0226813
(Commission File Number)	(I.R.S. Employer Identification No.)

8305 N.W. 27th Street, Suite 107 Miami, Florida	33122
(Address of principal executive offices)	(Zip Code)

(305) 593-8015
(Company’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Exhibit Index at Page 3

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
EXHIBIT INDEX
SIGNATURES
REVOLVING CREDIT LOAN AGREEMENT
REVOLVING CREDIT NOTE
PRESS RELEASE

Item 5. Other Events.

SystemOne Technologies Inc. (the “Registrant”) entered into a First Amendment to Revolving Credit Loan Agreement (the “Amendment”) dated as of February 15, 2003 by and between the Registrant and Hansa Finance Limited Liability Company (the “Lender”), extending the maturity date of the Revolving Credit Loan provided thereby until May 30, 2005. A copy of the press release issued by the Registrant on March 5, 2003 announcing the execution and delivery of the Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-B and are filed herewith unless otherwise noted.

Page 2 of 9 Pages

EXHIBIT INDEX

     10.1 First Amendment to Revolving Credit Loan Agreement, dated as of February 15, 2003 by and among the Company and Hansa Finance Limited Liability Company.

     10.2 SystemOne Technologies Inc. Revolving Credit Note dated as of November 30, 2000 by and among the Company and Hansa Finance Limited Liability Company.

     99.1 Press Release of SystemOne Technologies Inc. dated March 5, 2003.

Page 3 of 9 Pages

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMONE TECHNOLOGIES INC.

Date: March 14, 2003	By:	/s/ Paul I. Mansur

Paul I. Mansur Chief Executive Officer

Page 4 of 9 Pages